UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 30, 2014

DEX MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2014, the Board of Directors of Dex Media, Inc. (the “Company”) approved the Dex Media, Inc. Severance Plan — Executive Vice President and Above (the “EVP Plan”).  The EVP Plan replaces and supersedes the SuperMedia Inc. Executive Transition Plan and the Dex One Corporation Severance Plan—Senior Vice President, and any other plan or program (excluding Employment Agreements, as defined in the EVP Plan) of the Company or its Affiliates (as defined in the EVP Plan) that purports to provide severance or separation pay or benefits to employees who are eligible to receive benefits under the EVP Plan.  The EVP Plan is effective as of July 30, 2014, and shall continue in effect (as it may be further amended from time to time as in accordance with the terms thereof) until terminated as provided therein.

The EVP Plan provides benefits to certain employees of the Company and its Affiliates in the event of termination of their employment under the circumstances described in the EVP Plan.  Benefits under the EVP Plan are available to regular, full-time employees of the Company or its Affiliates serving in a position of Executive Vice President, or a more senior position, in either case with a direct reporting relationship to the Chief Operating Officer or the Chief Executive Officer of the Company.

The EVP Plan provides for Regular Severance Benefits and Change in Control Severance Benefits (each as defined in the EVP Plan), subject to the terms and conditions of the EVP Plan. An employee that is a participant in the EVP Plan is entitled to Regular Service Benefits in the event of the termination of their employment unless such employee is terminated within two years following a Change in Control (as defined in the EVP Plan), which include a lump sum payment equal to 78 weeks of pay plus 1.5 times such employee’s target bonus, continued coverage under the Company’s health, dental or vision plans and outplacement services.  In the event of a termination of employment within two years following a Change in Control, such employee is entitled to Change in Control Severance Benefits, which include a lump sum payment equal to 104 weeks of pay plus 2 times such employee’s target bonus, continued coverage under the Company’s health, dental or vision plans and outplacement services.

The foregoing summary of the EVP Plan is qualified in its entirety by reference to the full text of the EVP Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

10.1	Dex Media, Inc. Severance Plan — Executive Vice President and Above, effective as of July 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

By:	/s/ Raymond R. Ferrell
	Name:	Raymond R. Ferrell
	Title:	Executive Vice President –
General Counsel and Corporate Secretary

Date:    August 5, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Dex Media, Inc. Severance Plan — Executive Vice President and Above, effective as of July 30, 2014.